EXHIBIT 10.40.6

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 26, 2002 (this "Fourth Amendment"), is entered into by and among HORIZON PERSONAL
COMMUNICATIONS, INC., an Ohio corporation (the "Company"), BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC, an Ohio limited liability company ("Bright") (each of the Company and Bright, individually a "Borrower" and collectively, the "Borrowers"), HORIZON PCS, INC., a Delaware corporation (the "Parent"), those Subsidiaries of the Parent listed on the signature pages hereto (together with the Parent, individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Borrowers, individually a "Credit Party" and collectively the "Credit Parties"), the lenders party hereto (the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION (successor to First Union National Bank), as Administrative Agent (the "Administrative Agent"), WESTDEUTSCHE LANDESBANK GIROZENTRALE, as Syndication Agent and Arranger (the "Syndication Agent"), and FORTIS CAPITAL CORP., as Documentation Agent (the "Documentation Agent").

                               W I T N E S S E T H

     WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Lenders are parties to that certain Credit Agreement dated as of September 26, 2000 (as previously amended and as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

     WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

     WHEREAS, the Required Lenders have agreed to such amendments subject to the terms and conditions set forth herein.

     NOW,  THEREFORE,  IN  CONSIDERATION  of the  premises  and  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   AMENDMENTS

     1.1 DEFINITION OF APPLICABLE PERCENTAGE. The tables set forth in the definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

STAGE 1 COVENANT PERIOD

        -------------------------- ----------------------- ------------------------ -----------------------
                                                                  LIBOR Rate
             Alternate Base                                       Margin for
             Rate Margin for                                    Revolving Loans
             Revolving Loans           Alternate Base            and the Term              LIBOR Rate
               and the Term            Rate Margin for         Loan A; Letter of         Margin for the
                  Loan A               the Term Loan B            Credit Fees              Term Loan B
        -------------------------- ----------------------- ------------------------ -----------------------
                  3.00%                    3.50%                    4.00%                   4.50%
        -------------------------- ----------------------- ------------------------ -----------------------


STAGE 2 COVENANT PERIOD

------------- ------------------------ -------------- -------------- ---------------- ----------------
                                                                        LIBOR Rate
                                         Alternate                       Margin
                                         Base Rate                         for
                                         Margin for     Alternate       Revolving
                                         Revolving      Base Rate     Loans and the
                                         Loans and     Margin for     Term Loan A;       LIBOR Rate
                      Leverage           the Term       the Term        Letter of     Margin for the
    Level              Ratio              Loan A         Loan B        Credit Fees      Term Loan B
------------- ------------------------ -------------- -------------- ---------------- ----------------
      I             greater than           3.00%          3.50%           4.00%            4.50%
                     12.0 to 1.0
------------- ------------------------ -------------- -------------- ---------------- ----------------
     II        less than or equal to       2.75%          3.50%           3.75%            4.50%
                   12.0 to 1.0 but
             greater than or equal to
                    10.0 to 1.0
------------- ------------------------ -------------- -------------- ---------------- ----------------
     III              less than            2.50%          3.50%           3.50%            4.50%
                   10.0 to 1.0 but
             greater than or equal to
                     8.0 to 1.0
------------- ------------------------ -------------- -------------- ---------------- ----------------
     IV               less than            2.25%          3.50%           3.25%            4.50%
                    8.0 to 1.0 but
             greater than or equal to
                     7.0 to 1.0
------------- ------------------------ -------------- -------------- ---------------- ----------------
      V               less than            2.00%          3.50%           3.00%            4.50%
                    7.0 to 1.0 but
             greater than or equal to
                     6.0 to 1.0
------------- ------------------------ -------------- -------------- ---------------- ----------------
     VI               less than            1.75%          3.50%           2.75%            4.50%
                    6.0 to 1.0 but
             greater than or equal to
                     5.0 to 1.0
------------- ------------------------ -------------- -------------- ---------------- ----------------
     VII       less than 5.0 to 1.0        1.50%          3.50%           2.50%            4.50%
------------- ------------------------ -------------- -------------- ---------------- ----------------

     1.2 DEFINITION OF CONSOLIDATED EBITDA. The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income plus, to the extent the following items are deducted in calculating Consolidated Net Income, the sum of the following (without duplication):

     (a) Consolidated Interest Expense, plus (b) all provisions for any Federal, state, local and foreign income, franchise, withholding, value added and similar taxes for such period, plus (c) depreciation, amortization and other non-cash charges for such period, plus (d) extraordinary losses for such period as approved by the Administrative Agent, minus (e) extraordinary gains and interest income for such period, of any Person and its Subsidiaries on a Consolidated basis.

     1.3 DEFINITION OF FIRST UNION. All references to "First Union" and "First Union National Bank" in the Credit Documents shall hereafter refer to "Wachovia" and "Wachovia Bank, National Association (successor to First Union National
Bank)", respectively. The definition of "First Union" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Wachovia" shall mean Wachovia Bank, National Association (successor to First Union National Bank), a national banking association.

     1.4 NEW  DEFINITIONS.  The  following new  definitions  are hereby added to
Section 1.1 of the Credit Agreement to read as follows:

          "Annualized Consolidated EBITDA" shall mean: (i) for the fiscal quarter ending June 30, 2004, the product of Consolidated EBITDA for the two fiscal quarter period then ending multiplied by 2 and (ii) for the fiscal quarter ending September 30, 2004, the product of Consolidated EBITDA for the three fiscal quarter period then ending multiplied by 1 1/3.

          "Annualized Consolidated Interest Expense" shall mean: (i) for the fiscal quarter ending June 30, 2004, the product of Consolidated Interest Expense for the two fiscal quarter period then ending multiplied by 2 and
     (ii) for the fiscal quarter ending September 30, 2004, the product of Consolidated Interest Expense for the three fiscal quarter period then ending multiplied by 1 1/3.

          "Available Cash" shall mean, as of any date of determination, the sum of (a) the unused Revolving Commitments on such date plus (b) all amounts that, in conformity with GAAP, would be included on a Consolidated balance sheet of the Credit Parties as cash or Cash Equivalents (other than Restricted Cash) on such date.

          "Excess Cash" shall have the meaning set forth in Section 3.3(b)(vii).

          "Exempt Accounts" shall have the meaning set forth in Section 7.18(a).

          "Fourth Amendment Effective Date" shall mean June 26, 2002.

          "Restricted Cash" shall mean the cash and Cash Equivalents held in the Interest Escrow Account.

          "Term Loan A Deposit  Accounts"  shall have the  meaning  set forth in
     Section 7.17.

     1.5 SECTION 2.1(A). Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          SECTION 2.1 REVOLVING LOANS.

          (a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Loans") to the Borrowers from time to time for the purposes hereinafter set forth; provided, however, that (i) with regard to each Lender individually, the sum of such Lender's share of outstanding Revolving Loans plus such Lender's Revolving Commitment Percentage of Swingline Loans plus such Lender's LOC Commitment Percentage of LOC Obligations shall not exceed such Lender's Revolving Commitment Percentage of the aggregate Revolving Committed Amount, (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans plus LOC Obligations shall not exceed the aggregate Revolving Committed Amount then in effect, (iii) the Borrowers shall not request, nor shall the Lenders be obligated to provide, Revolving Loans (A) prior to May 16, 2003 or (B) on or after May 16, 2003 if (x) prior to any Revolving Loan borrowing request the Credit Parties collectively hold cash and Cash Equivalents (other than Restricted Cash) in excess of $10,000,000 or (y) after giving effect to any Revolving Loan borrowing request the Credit Parties collectively hold cash and Cash Equivalents (other than Restricted Cash) in excess of $20,000,000 or (z) the Credit Parties have failed to furnish to the Administrative Agent and the Lenders any financial information or notice required to be furnished pursuant to Article VI, including without limitation, the most recent Officer's Compliance Certificate demonstrating compliance with each of the financial covenants set forth in Article VIII and (iv) after the Fourth Amendment Effective Date the aggregate amount of Revolving Loans outstanding shall not exceed the following amounts on or prior to the following dates:

            ----------------------------------------- ------------------
                                                        Maximum Amount
                            Date                      of Revolving Loans
            ----------------------------------------- ------------------
                         June 30, 2003                    $16,000,000
            ----------------------------------------- ------------------
                       September 30, 2003                 $26,000,000
            ----------------------------------------- ------------------
                       December 31, 2003                  $33,000,000
            ----------------------------------------- ------------------
                         March 31, 2004                   $52,000,000
            ----------------------------------------- ------------------

          For purposes hereof, the aggregate amount available hereunder shall be NINETY-FIVE MILLION DOLLARS ($95,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.2, the "Revolving Committed Amount"). Revolving Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrowers may request, and may be repaid and reborrowed in accordance with the provisions hereof.

                                  ************

     1.6 SECTION 3.3(B). Section 3.3(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          SECTION 3.3 PREPAYMENTS.

                                  ************

          (b) Mandatory Prepayments.

          (i) Revolving Committed Amount. If at any time the sum of the aggregate principal amount of outstanding Revolving Loans plus Swingline Loans plus LOC Obligations shall exceed the Revolving Committed Amount, the Borrowers immediately shall prepay the Revolving Loans and (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations, in an amount sufficient to eliminate such excess.

          (ii) Asset Dispositions. Within ten (10) Business Days following any Asset Disposition, the Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds derived from such Asset Disposition (such prepayment to be applied as set forth in clause (viii) below); provided, however, that such Net Cash Proceeds shall not be required to be so applied to the extent that the Company delivers to the Administrative Agent a certificate certifying that the Credit Parties intend to reinvest such Net Cash Proceeds in replacement assets within 180 days of the receipt of such Net Cash Proceeds and completes such reinvestment within such 180-day period. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuance of an Event of Default, the Required Lenders shall have the option to require such Net Cash Proceeds to be applied immediately to prepay the Loans in accordance with clause (viii) below.

          (iii) Debt Issuance. Within ten (10) Business Days following any Debt Issuance, the Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds derived from such Debt Issuance (such prepayment to be applied as set forth in clause (viii) below).

          (iv) Equity Issuance. Within ten (10) Business Days following any Equity Issuance, the Borrowers shall prepay the Loans in an aggregate amount equal to fifty percent (50%) of the Net Cash Proceeds derived from such Equity Issuance (such prepayment to be applied as set forth in clause
     (viii) below); provided, however, that such Net Cash Proceeds shall not be required to be so applied to the extent that the Company (A) delivers to the Administrative Agent a certificate that the Credit Parties intend to use such Net Cash Proceeds to (x) redeem up to 35% of the outstanding principal amount of the Permitted Parent Debt and pay any penalties, premiums or accrued interest with respect thereto, and/or (y) acquire additional telecommunications assets within 18 months of the receipt of such Net Cash Proceeds, so long as such additional telecommunications assets are useful in its business in accordance with the provisions of
     Section 7.10 and as permitted pursuant to Section 9.4 and (B) uses such Net Cash Proceeds for the purposes set forth in clause (x) above within a reasonable period of time and/or for the purposes set forth in clause (y) above within 18 months of the receipt of such Net Cash Proceeds.
     Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuance of an Event of Default, the Required Lenders shall have the option to require such Net Cash Proceeds to be applied immediately to prepay the Loans in accordance with clause (viii) below.

          (v) Recovery Event. Within ten (10) Business Days following the receipt of insurance proceeds in connection with a Recovery Event, the Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of such insurance proceeds (such prepayment to be applied as set forth in clause (viii) below); provided, however, that such insurance proceeds shall not be required to be so applied to the extent that the Company delivers to the Administrative Agent a certificate certifying that the Credit Parties intend to reinvest such insurance proceeds in replacement assets within 180 days of the receipt of such insurance proceeds and completes such reinvestment within such 180-day period. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuance of an Event of Default, the Required Lenders shall have the option to require such insurance proceeds to be applied immediately to prepay the Loans in accordance with clause
     (viii) below.

          (vi) Excess Cash Flow. Within ninety (90) days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2003), the Borrowers shall prepay the Loans in an amount equal to fifty percent (50%) of the Excess Cash Flow earned during such prior fiscal year. Any payments of Excess Cash Flow shall be applied as set forth in clause (viii) below.

          (vii) Excess Cash and Cash Equivalents. On the next Business Day following any period of five consecutive Business Days in which the Credit Parties collectively hold cash and Cash Equivalents (other than Restricted
     Cash) in excess of $20,000,000 (the "Excess Cash"), the Borrowers shall prepay the Revolving Loans by an amount equal to such Excess Cash (such prepayment to be applied as set forth in clause (viii) below).

          (viii) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 3.3(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 3.3(b)(i) and
     Section 3.3(b)(vii), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account (held by the Administrative Agent for the ratable benefit of the Lenders) in respect of LOC Obligations and

     (B) with respect to all amounts prepaid pursuant to Sections 3.3(b)(ii)-(vi), (1) first pro rata to the Term Loan A and the Term Loan B (ratably to the remaining principal installments thereof); provided that one or more holders of the Term Loan B may decline to accept a mandatory prepayment under Section 3.3(b)(ii) - (vi) to the extent there is a sufficient portion of the Term Loan A outstanding to be paid with such prepayment, in which case such declined prepayments shall be allocated, on a pro rata basis, to the holders of the Term Loan A and the holders of the Term Loan B accepting such prepayments, and (2) second pro rata to the Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations. Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(b) shall be subject to Section 3.13 and be accompanied by interest on the principal amount prepaid to the date of prepayment. Amounts prepaid on Swingline Loans and Revolving Loans may be reborrowed in accordance with the terms hereof. Amounts prepaid on the Term Loans may not be reborrowed.

     1.7 SECTION 3.5(B). Section 3.5(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          SECTION 3.5 INTEREST; INTEREST PAYMENT DATES.

                                   ***********

          (b) Upon the occurrence, and during the continuance of an Event of Default, the principal of and, to the extent permitted by law, interest on
     (i) LIBOR Rate Loans shall bear interest, payable on demand, at a per annum rate equal to the LIBOR Rate plus the highest Applicable Percentage for LIBOR Rate Loans (e.g., during the Stage 2 Covenant Period, Level I pricing in the definition of Applicable Percentage) plus 4% until the end of the applicable Interest Period and thereafter at a per annum rate equal to the Alternate Base Rate plus the highest Applicable Percentage for Alternate Base Rate Loans (e.g., during the Stage 2 Covenant Period, Level I pricing in the definition of Applicable Percentage) plus 4% and (ii) Alternate Base Rate Loans, fees and other amounts due and payable hereunder and under the other Credit Documents shall bear interest, payable on demand, at a per annum rate equal to the Alternate Base Rate plus the highest Applicable Percentage for Alternate Base Rate Loans (e.g., during the Stage 2 Covenant Period, Level I pricing in the definition of Applicable Percentage) plus 4%.

                                   ***********

     1.8 NEW SECTION 6.1(E). A new Section 6.1(e) is hereby added to the Credit Agreement to read as follows:

          SECTION 6.1 FINANCIAL STATEMENTS AND PROJECTIONS.

                                   **********

          (e) Monthly Financial Statements. As soon as practicable and in any event within thirty (30) days after the end of each fiscal month of each Fiscal Year, an unaudited Consolidated and consolidating balance sheet of the Parent and its Subsidiaries and the Company and its Subsidiaries as of the close of such fiscal month and unaudited Consolidated and consolidating statements of income, retained earnings and cash flows for the fiscal month then ended and that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and the corresponding figures from the annual budget for such month and prepared by the Parent or the Company, as applicable, in accordance with GAAP and certified by a Responsible Officer to present fairly in all material respects the financial condition of the Parent and its Subsidiaries or the Company and its Subsidiaries, as applicable, as of their respective dates and the results of operations of the Parent and its Subsidiaries or the Company and its Subsidiaries, as applicable, for the respective periods then ended.

     1.9 NEW SECTION 7.17. A new Section 7.17 is hereby added to the Credit Agreement to read as follows:

          SECTION 7.17 TERM LOAN A DEPOSIT ACCOUNTS.

          (a) Prior to or on the Fourth Amendment Effective Date, the Borrowers and the Parent shall collectively have on deposit in account numbers CP-36484-16 and CP-36293 with UBS PaineWebber, Inc. or other accounts approved by the Administrative Agent (the "Term Loan A Deposit Accounts") an amount not less than $105,000,000 in the aggregate. At any time after the Fourth Amendment Effective Date, the Borrowers and the Parent shall promptly provide (but in any event within twenty-four (24) hours of receipt of any request) the Administrative Agent with such reports, documentation and other information requested thereby to the extent deemed necessary by the Administrative Agent to verify and/or monitor the Term Loan A Deposit Accounts.

          (b) The Borrowers and the Parent shall maintain the following required aggregate balances in the Term Loan A Deposit Accounts during the periods corresponding thereto in the table below. If the Borrowers have not delivered to the Administrative Agent and the Lenders the most recent quarterly financial statements required pursuant to Section 6.1(a) and the corresponding Officer's Compliance Certificate demonstrating compliance with the financial covenants set forth in Article VIII on or prior to the last day of each period indicated in the table below, the required aggregate balance corresponding to such period shall remain in effect after the end of such period until such time as the Borrowers have delivered to the Administrative Agent and the Lenders such quarterly financial statements and such Officer's Compliance Certificate, at which time the required aggregate balance in the Term Loan A Deposit Accounts shall be the required aggregate balance corresponding to the next period (if any) set forth in the table below.

         ------------------------------------------------------------------- --------------------------
                                                                                REQUIRED AGGREGATE
                                       PERIOD                                         BALANCE
         ------------------------------------------------------------------- --------------------------
                      From the Fourth Amendment Effective Date
                               through June 30, 2002                               $105,000,000
         ------------------------------------------------------------------- --------------------------
                     From July 1, 2002 through August 15, 2002                      $88,000,000
         ------------------------------------------------------------------- --------------------------
                  From August 16, 2002 through September 30, 2002                   $71,000,000
         ------------------------------------------------------------------- --------------------------
                   From October 1, 2002 through November 15, 2002                   $63,000,000
         ------------------------------------------------------------------- --------------------------
                  From November 16, 2002 through December 31, 2002                  $55,000,000
         ------------------------------------------------------------------- --------------------------
                   From January 1, 2003 through February 15, 2003                   $33,000,000
         ------------------------------------------------------------------- --------------------------
                   From February 16, 2003 through March 31, 2003                    $11,000,000
         ------------------------------------------------------------------- --------------------------
                      From April 1, 2003 through May 15, 2003                       $5,500,000
         ------------------------------------------------------------------- --------------------------

     1.10 NEW SECTION 7.18. A new Section 7.18 is hereby added to the Credit Agreement to read as follows:

          SECTION 7.18 DEPOSIT AND SECURITIES ACCOUNTS.

          (a) At all times after May 15, 2003 to the extent any Revolving Loan has been made under Section 2.1, the Borrowers shall maintain (i) each of their deposit accounts with the Administrative Agent and (ii) each of their securities accounts with any Lender that has entered into an account control agreement in form and substance satisfactory to the Administrative Agent, in each case except for those accounts used by the Borrowers for routine functions such as disbursements in the ordinary course of business (the "Exempt Accounts").

          (b) At all times after May 15, 2003 the aggregate balance in all of the Exempt Accounts shall not exceed $10,000,000.

     1.11 STAGE 1 FINANCIAL COVENANTS. Sections 8.1(d) and (e) of the Credit Agreement are hereby amended and restated in their entirety to read as follows and a new Section 8.1(h) is hereby added to the Credit Agreement to read as follows:

          SECTION 8.1 STAGE 1 COVENANTS.

          Until all of the Credit Party Obligations (other than inchoate indemnity Credit Party Obligations) have been paid and satisfied in full and the Credit Facilities have been terminated, unless consent has been obtained in the manner set forth in Section 12.11 hereof, during the Stage 1 Covenant Period the Credit Parties will not:

                                   ***********

          (d) EBITDA. As of the last day of each fiscal quarter occurring during the Stage 1 Covenant Period, permit the Consolidated EBITDA for the Borrowers on a combined basis for such fiscal quarter to be less than the required Consolidated EBITDA amount set forth below opposite such date; provided that only for purposes of determining compliance with this Section 8.1(d) for any fiscal quarter during the Stage 1 Covenant Period ending after July 1, 2002, Consolidated EBITDA for such fiscal quarter shall be increased by an amount (such amount not to exceed $3,000,000) equal to the excess, if any, by which Consolidated EBITDA for either or both of the immediately preceding two fiscal quarters exceeded the benchmark
     Consolidated EBITDA for such fiscal quarters as set forth in the table below (but only to the extent such excess has not been used to increase the Consolidated EBITDA for any other fiscal quarter):

          ------------------------------ -------------------------- -------------------------
                                           Required Consolidated     Benchmark Consolidated
              Fiscal Quarter Ended             EBITDA Amount             EBITDA Amount
          ------------------------------ -------------------------- -------------------------
               September 30, 2000              ($13,000,000)                  N/A
          ------------------------------ -------------------------- -------------------------
                December 31, 2000              ($20,000,000)                  N/A
          ------------------------------ -------------------------- -------------------------
                 March 31, 2001                ($13,250,000)                  N/A
          ------------------------------ -------------------------- -------------------------
                  June 30, 2001                ($19,631,000)                  N/A
          ------------------------------ -------------------------- -------------------------
               September 30, 2001              ($25,135,000)                  N/A
          ------------------------------ -------------------------- -------------------------
                December 31, 2001              ($36,105,000)                  N/A
          ------------------------------ -------------------------- -------------------------
                 March 31, 2002                ($16,600,000)                  N/A
          ------------------------------ -------------------------- -------------------------
                  June 30, 2002                ($17,900,000)             ($14,900,000)
          ------------------------------ -------------------------- -------------------------
               September 30, 2002              ($21,400,000)             ($18,400,000)
          ------------------------------ -------------------------- -------------------------
                December 31, 2002              ($22,600,000)             ($19,600,000)
          ------------------------------ -------------------------- -------------------------
                 March 31, 2003                ($9,200,000)               ($6,200,000)
          ------------------------------ -------------------------- -------------------------
                  June 30, 2003                ($7,200,000)               ($4,200,000)
          ------------------------------ -------------------------- -------------------------
               September 30, 2003              ($8,300,000)               ($5,300,000)
          ------------------------------ -------------------------- -------------------------
                December 31, 2003              ($11,300,000)              ($8,300,000)
          ------------------------------ -------------------------- -------------------------
                 March 31, 2004                 $8,600,000                $12,600,000
          ------------------------------ -------------------------- -------------------------

          (e) Minimum Total Revenues. As of the last day of each fiscal quarter occurring during the Stage 1 Covenant Period, permit Total Revenues to be equal to or less than the amount set forth below opposite such date:

              ---------------------------- --------------------------
                 Fiscal Quarter Ended                Amount
              ---------------------------- --------------------------
                  September 30, 2000               $4,311,000
              ---------------------------- --------------------------
                   December 31, 2000               $6,416,000
              ---------------------------- --------------------------
                    March 31, 2001                 $8,500,000
              ---------------------------- --------------------------
                     June 30, 2001                $12,900,000
              ---------------------------- --------------------------
                  September 30, 2001              $16,000,000
              ---------------------------- --------------------------
                   December 31, 2001              $20,300,000
              ---------------------------- --------------------------

              ---------------------------- --------------------------
                    March 31, 2002                $40,000,000
              ---------------------------- --------------------------
                     June 30, 2002                $41,600,000
              ---------------------------- --------------------------
                  September 30, 2002              $46,000,000
              ---------------------------- --------------------------
                   December 31, 2002              $53,800,000
              ---------------------------- --------------------------
                    March 31, 2003                $57,000,000
              ---------------------------- --------------------------
                     June 30, 2003                $60,800,000
              ---------------------------- --------------------------
                  September 30, 2003              $66,500,000
              ---------------------------- --------------------------
                   December 31, 2003              $76,100,000
              ---------------------------- --------------------------
                    March 31, 2004                $79,300,000
              ---------------------------- --------------------------

                                  ************

          (h) Minimum Available Cash. At all times during the Stage 1 Covenant Period, permit Available Cash to be less than the amount set forth below opposite such date:

              ---------------------------- --------------------------
                 Fiscal Quarter Ended                Amount
              ---------------------------- --------------------------
                     June 30, 2002                $203,000,000
              ---------------------------- --------------------------
                  September 30, 2002              $168,000,000
              ---------------------------- --------------------------
                   December 31, 2002              $152,000,000
              ---------------------------- --------------------------
                    March 31, 2003                $108,000,000
              ---------------------------- --------------------------
                     June 30, 2003                $97,000,000
              ---------------------------- --------------------------
                  September 30, 2003              $87,000,000
              ---------------------------- --------------------------
                   December 31, 2003              $80,000,000
              ---------------------------- --------------------------
                    March 31, 2004                $61,000,000
              ---------------------------- --------------------------

     1.12 STAGE 2 FINANCIAL COVENANTS. Sections 8.2(a), (b) and (c) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

          (a) Leverage Ratio: (i) As of the end of the fiscal quarters ending June 30, 2004 and September 30, 2004, permit the ratio of (A) Total Debt of the Credit Parties and their Subsidiaries to (B) Annualized Consolidated EBITDA of the Credit Parties and their Subsidiaries to exceed the corresponding ratio set forth below and (ii) after September 30, 2004, as of any fiscal quarter end during the applicable period set forth below, permit the ratio of (A) Total Debt of the Credit Parties and their Subsidiaries to (B) Consolidated EBITDA of the Credit Parties and their Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to exceed the corresponding ratio set forth below (the ratio set forth in clauses (i) and (ii) above collectively referred to herein as the "Leverage Ratio"):

         -------------------------------------- ----------------------
                      Period                            Ratio
         -------------------------------------- ----------------------
                June 30, 2004 through                 14.50 to 1.0
                  December 31, 2004
         -------------------------------------- ----------------------

         -------------------------------------- ----------------------
                   March 31, 2005                     13.50 to 1.0
         -------------------------------------- ----------------------
                June 30, 2005 through                  9.00 to 1.0
                  September 30, 2005
         -------------------------------------- ----------------------
              December 31, 2005 through                6.25 to 1.0
                    March 31, 2006
         -------------------------------------- ----------------------
                June 30, 2006 through                  5.25 to 1.0
                 September 30, 2006
         -------------------------------------- ----------------------
              December 31, 2006 through                4.25 to 1.0
                    March 31, 2007
         -------------------------------------- ----------------------
            June 30, 2007 and thereafter               3.50 to 1.0
         -------------------------------------- ----------------------

          (b) Senior Leverage Ratio: (i) As of the end of the fiscal quarters ending June 30, 2004 and September 30, 2004, permit the ratio of (A) Senior Debt to (B) Annualized Consolidated EBITDA of the Borrowers and their Subsidiaries to exceed the corresponding ratio set forth below and (ii) after September 30, 2004, as of any fiscal quarter end during the applicable period set forth below, permit the ratio of (A) Senior Debt to
     (B) Consolidated EBITDA of the Borrowers and their Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to exceed the corresponding ratio set forth below:

         -------------------------------------- ----------------------
                      Period                            Ratio
         -------------------------------------- ----------------------
                June 30, 2004 through                  3.75 to 1.0
                  March 31, 2005
         -------------------------------------- ----------------------
                June 30, 2005 through                  3.00 to 1.0
                  September 30, 2005
         -------------------------------------- ----------------------
              December 31, 2005 through                2.50 to 1.0
                    March 31, 2006
         -------------------------------------- ----------------------
            June 30, 2006 and thereafter               2.00 to 1.0
         -------------------------------------- ----------------------

          (c) Interest Coverage Ratio: (i) As of the end of the fiscal quarters ending June 30, 2004 and September 30, 2004, permit the ratio of (A) Annualized Consolidated EBITDA of the Credit Parties and their Subsidiaries to (B) Annualized Consolidated Interest Expense of the Credit Parties and their Subsidiaries to be less than the corresponding ratio set forth below and (ii) after September 30, 2004, as of any fiscal quarter end during the applicable period set forth below, permit the ratio of (A) Consolidated EBITDA of the Credit Parties and their Subsidiaries for the period of four
     (4) consecutive fiscal quarters ending on or immediately prior to such date to (B) Consolidated Interest Expense of the Credit Parties and their Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to be less than the corresponding ratio set forth below:

         -------------------------------------- ----------------------
                      Period                            Ratio
         -------------------------------------- ----------------------
                June 30, 2004 through                  1.00 to 1.0
                  December 31, 2004
         -------------------------------------- ----------------------
                   March 31, 2005                      1.25 to 1.0
         -------------------------------------- ----------------------
                June 30, 2005 through                  1.50 to 1.0
                  March 31, 2006
         -------------------------------------- ----------------------
                June 30, 2006 through                  1.75 to 1.0
                  March 31, 2007
         -------------------------------------- ----------------------
                June 30, 2007 through                  2.25 to 1.0
                    March 31, 2008
         -------------------------------------- ----------------------
            June 30, 2008 and thereafter               2.75 to 1.0
         -------------------------------------- ----------------------

                                  ************

     1.13 SCHEDULE 2.1(B)(I). Schedule 2.1(b)(i) to the Credit Agreement is hereby amended and replaced in its entirety by the Schedule 2.1(b)(i) attached hereto.


                                    SECTION 2

                               CLOSING CONDITIONS

     2.1 CLOSING CONDITIONS.

     This Fourth Amendment shall be effective on the Fourth Amendment Effective Date upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

          (a) Fourth Amendment. Receipt by the Administrative Agent of a copy of this Fourth Amendment duly executed by each of the Credit Parties and the Required Lenders.

          (b) Resolutions. Receipt by the Administrative Agent of copies of resolutions of the Board of Directors of each of the Credit Parties approving and adopting this Fourth Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

          (c) Incumbency Certificate. Receipt by the Administrative Agent of an incumbency certificate with respect to each of the Credit Parties.

          (d) Fees. (i) Receipt by the Administrative Agent, (A) on behalf of each Lender that executes this Fourth Amendment by 12:00 p.m. EDT on June 27, 2002, of an amendment fee equal 0.75% of such Lender's aggregate Commitments and (B) on behalf of each Lender that executes this Fourth Amendment after 12:00 p.m. EDT on June 27, 2002 and before 5:00 p.m. EDT on June 27, 2002, of an amendment fee equal to 0.625% of such Lender's aggregate Commitments and (ii) receipt by Wachovia of all fees due and payable pursuant to that certain fee letter, dated as of May 31, 2002, among the Borrowers and Wachovia.

          (e) Term Loan A Deposit Accounts. The Borrowers and the Parent shall have deposited not less than $105,000,000 into the Term Loan A Deposit Accounts.

          (f) Legal Opinion. Receipt by the Administrative Agent of an opinion from counsel to the Credit Parties relating to this Fourth Amendment and the transactions contemplated herein and therein, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent and the Lenders and dated as of the Fourth Amendment Effective Date.

          (g) Fees and Expenses. The Borrowers shall have paid in full all reasonable fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Fourth Amendment, including, without limitation, the fees and expenses of Moore & Van Allen, PLLC.


                                    SECTION 3

                                  MISCELLANEOUS

     3.1 AMENDED TERMS. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Fourth Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     3.2 REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each of the Credit Parties represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Fourth Amendment.

          (b) This Fourth Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Fourth Amendment.

          (d) The representations and warranties set forth in Article V of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     3.3 ACKNOWLEDGMENT OF GUARANTORS. The Guarantors acknowledge and consent to all of the terms and conditions of this Fourth Amendment and agree that this Fourth Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

     3.4 CREDIT DOCUMENT. This Fourth Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

     3.5 ENTIRETY. This Fourth Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

     3.6 COUNTERPARTS; TELECOPY. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Fourth Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

     3.7 GENERAL RELEASE. In consideration of the Required Lenders entering into this Fourth Amendment, the Credit Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof.

     3.8 GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

     3.9 CONSENT TO JURISDICTION; SERVICE OF PROCESS; ARBITRATION. The jurisdiction, services of process and arbitration provisions set forth in Sections 12.5 and 12.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.


BORROWERS:                      HORIZON PERSONAL COMMUNICATIONS, INC.


                                By: /s/ Peter M. Holland
                                    ----------------------------------------
                                      Name:  Peter M. Holland
                                            --------------------------------
                                      Title: CFO
                                            --------------------------------



                                BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC


                                By: /s/ Peter M. Holland
                                    ----------------------------------------
                                      Name:  Peter M. Holland
                                            --------------------------------
                                      Title: CFO
                                            --------------------------------


GUARANTORS:                     HORIZON PCS, INC.


                                By: /s/ Peter M. Holland
                                    ----------------------------------------
                                      Name:  Peter M. Holland
                                            --------------------------------
                                      Title: CFO
                                            --------------------------------

ADMINISTRATIVE AGENT/LENDERS:   WACHOVIA BANK, NATIONAL ASSOCIATION
                                (successor to First Union National Bank), as Administrative Agent and as a Lender


                                By: /s/ Todd E. Kiziah
                                    ----------------------------------------
                                      Name:  Todd E. Kiziah
                                            --------------------------------
                                      Title: Vice President
                                            --------------------------------

LENDERS (CONTINUED):            WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                NEW YORK BRANCH, as Syndication Agent and
                                Arranger and as a Lender


                                By: /s/ Cyril Derveldy
                                    ----------------------------------------
                                      Name:  Cyril Derveldy
                                            --------------------------------
                                      Title: Associate Director
                                            --------------------------------


                                By: /s/ Peter Stevenson
                                    ----------------------------------------
                                      Name:  Peter Stevenson
                                            --------------------------------
                                      Title: Director
                                            --------------------------------

LENDERS (CONTINUED):            FORTIS CAPITAL CORP.,
                                as Documentation Agent and as a Lender


                                By: /s/ Alan E. McLintock
                                    ----------------------------------------
                                      Name:  Alan E. McLintock
                                            --------------------------------
                                      Title: Managing Director
                                            --------------------------------


                                By: /s/ C. Turton
                                    ----------------------------------------
                                      Name:  C. Turton
                                            --------------------------------
                                      Title: Managing Director
                                            --------------------------------

LENDERS (CONTINUED):            COBANK, ACB


                                By: /s/ Rick Freeman
                                    ----------------------------------------
                                      Name:  Rick Freeman
                                            --------------------------------
                                      Title: Vice President
                                            --------------------------------

LENDERS (CONTINUED):            MOTOROLA CREDIT CORPORATION


                                By: /s/ Walter F. Keating, III
                                    ----------------------------------------
                                      Name:  Walter F. Keating, III
                                            --------------------------------
                                      Title: V.P. and Director
                                            --------------------------------

LENDERS (CONTINUED):            NATIONAL CITY BANK


                                By: /s/ Chris Kalmbach
                                    ----------------------------------------
                                      Name:  Chris Kalmbach
                                            --------------------------------
                                      Title: Senior Vice President
                                            --------------------------------

LENDERS (CONTINUED):            BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                By:
                                    ----------------------------------------
                                      Name:
                                            --------------------------------
                                      Title:
                                            --------------------------------

LENDERS (CONTINUED):            CIT LENDING SERVICES CORPORATION


                                By: /s/ John Tarnburro
                                    ----------------------------------------
                                      Name:  John Tarnburro
                                            --------------------------------
                                      Title: Vice President
                                            --------------------------------

LENDERS (CONTINUED):            IBM CREDIT CORPORATION


                                By: /s/ Thomas S. Curcio
                                    ----------------------------------------
                                      Name:  Thomas S. Curcio
                                            --------------------------------
                                      Title: Manager of Credit
                                            --------------------------------

                               Schedule 2.1(b)(i)

                           FORM OF NOTICE OF BORROWING


                                     [Date]

First Union National Bank, as Administrative Agent
301 South College Street, 5th Floor
Charlotte, North Carolina  28288
Attn:  Syndication Agency Services

Ladies and Gentlemen:

     Pursuant to subsection [2.1(b)][2.2][2.4(c)] of the Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as ________ among Horizon Personal Communications, Inc., an Ohio corporation (the "Company"), Bright Personal Communications Services, LLC, an Ohio limited liability company ("Bright") (individually, each of the Company and Bright, a "Borrower" and collectively, the "Borrowers") the other Credit Parties identified therein, the several banks and other financial institutions from time to time parties thereto and First Union National Bank, as Administrative Agent, the Company hereby requests that the following Loans be made on [date] as follows (the "Proposed Borrowing"):

I.   Revolving Loans requested:

     (1)  Total Amount of Revolving Loans                     $ ----------------

     (2)  Amount of (1) to be allocated
          to  LIBOR   Rate   Loans                            $ ----------------

     (3)  Amount of (1) to be allocated
          to Alternate Base Rate Loans.                       $ ----------------

     (4) Interest Periods and amounts to be allocated thereto in respect of the LIBOR Rate Loans referenced in (2) (amounts must total (2)):

          (i)  one month.                                     $ ----------------

          (ii) two months                                     $ ----------------

          (iii) three months                                  $ ----------------

          (iv) six months                                     $ ----------------

          Total LIBOR Rate Loans                              $ ================

NOTE: BORROWINGS MUST BE IN MINIMUM  AMOUNTS  OF (A) WITH  RESPECT TO LIBOR RATE
      LOANS $2,000,000 AND $500,000 INCREMENTS IN EXCESS THEREOF AND (B) WITH RESPECT TO ALTERNATE BASE RATE LOANS, $500,000 AND $250,000 INCREMENTS IN EXCESS THEREOF.

II.  Swingline Loans requested:

     (1)  Total Amount of Loans                       --------------------------


NOTE: SWINGLINE LOAN  BORROWINGS  MUST BE IN MINIMUM  AMOUNTS OF $250,000 AND IN
      INTEGRAL AMOUNTS OF $50,000 IN EXCESS THEREOF.

III. Portion of Term Loan A requested:

     (1)  Total Amount of Term Loan A requested               $ ----------------

     (2)  Amount of (1) to be allocated
          to LIBOR Rate Loans                                 $ ----------------

     (3)  Amount of (1) to be allocated
          to Alternate Base Rate Loans.                       $ ----------------

     (4) Interest Periods and amounts to be allocated thereto in respect of the LIBOR Rate Loans referenced in (2) (amounts must total (2)):

          (i)  one month.                                     $ ----------------

          (ii) two months                                     $ ----------------

          (iii) three months                                  $ ----------------

          (iv) six months                                     $ ----------------

          Total LIBOR Rate Loans                              $ ================


NOTE: BORROWINGS MUST  BE  IN  MINIMUM  AMOUNT  OF  $5,000,000.  AND  $5,000,000
      INCREMENTS IN EXCESS THEREOF.

     Terms defined in the Credit Agreement shall have the same meanings when used herein.

     The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties made by the Credit Parties in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, with the same effect as though such representations and warranties had been made on and as of the date of such Proposed Borrowing (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date);

          (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof;

          (C) prior to giving effect to such Proposed Borrowing the Credit Parties do not collectively hold cash and Cash Equivalents (other than Restricted Cash) in excess of $10,000,000;

          (D) after giving effect to such Proposed Borrowing the Credit Parties will not collectively hold cash and Cash Equivalents (other than Restricted
     Cash) in excess of $20,000,000;

          (E) the Credit Parties have furnished to the Administrative Agent and the Lenders all financial information and notices required to be furnished pursuant to Article VI of the Credit Agreement, including without limitation, the most recent Officer's Compliance Certificate demonstrating compliance with each of the financial covenants set forth in Article VIII of the Credit Agreement; and

          (F) after giving effect to such Proposed Borrowing the aggregate amount of Revolving Loans outstanding will not exceed the maximum amount permitted under Section 2.1(a).

                                    Very truly yours,


                                    HORIZON PERSONAL COMMUNICATIONS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




1487449v1